ANNUAL REPORT
[PHOTOGRAPH]

MARCH 31, 1999

TEMPLETON AMERICAS
GOVERNMENT SECURITIES FUND

[LOGO(R)]
FRANKLIN(R) TEMPLETON(R)


PAGE


[FRANKLIN TEMPLETON CELEBRATING OVER 50 YEARS SEAL]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds, which are managed by many of the investment professionals he selected and trained.

PAGE
CONTENTS


Shareholder Letter                 1

Performance Summary                5

Financial Highlights &
Statement of Investments           8

Financial Statements              11

Notes to Financial
Statements                        14

Independent Auditors' Report      17

Tax Designation                   18


[PYRAMID]
FUND CATEGORY - GLOBAL
                GROWTH
                GROWTH & INCOME
                INCOME
                TAX-FREE INCOME



SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Templeton Americas Government Securities Fund seeks a high level of current income, with total return as a secondary goal. It seeks to achieve this goal by investing, under normal market conditions, at least 65% of its total assets in debt securities issued or guaranteed by Government Entities of Western Hemisphere countries (located in North, South, and Central America and the surrounding waters).
--------------------------------------------------------------------------------

Dear Shareholder:

This annual report covers the fiscal year ended March 31, 1999. During this time, the Fund's performance was significantly impacted by the relatively high volatility of bond markets in emerging market countries. Currency and financial crises in Russia and Brazil adversely affected many securities markets, particularly those of Latin America. Many investors were concerned that countries such as Brazil could follow Russia's footsteps and devalue their currencies. The International Monetary Fund (IMF) approved a financial support package for Brazil, temporarily preventing the Russian crisis from spreading into that country. Severe volatility returned, however, when Brazil devalued its currency in early 1999. Subsequently, its congress approved


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 9 of this report.

PAGE

[GEOGRAPHIC DISTRIBUTION PIE CHART]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
3/31/99

[THIS CHART SHOWS IN PIE CHART FORMAT THE GEOGRAPHIC DISTRIBUTION OF TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND, BASED ON TOTAL NET ASSETS AS OF 3/31/99.]

United States                               38.2%
Mexico                                      20.9%
Argentina                                   12.1%
Brazil                                       9.8%
Venezuela                                    7.6%
Jamaica                                      5.1%
Ecuador                                      3.6%
Other Countries                              1.9%
Short-Term Investments & Other Net Assets    0.8%


fiscal measures designed to improve the government's finances, the IMF continued to provide support, and the Latin American debt market began to recover during February and March. This recovery is evidenced by the J.P. Morgan Latin Eurobond Index (LEI) posting a one-year return of -3.23%.(1)

In the U.S., the Federal Reserve lowered interest rates three times between August and November 1998 in an effort to mitigate the impact of the Asian and Russian currency crises on the U.S. economy and global financial markets. These steps, together with relatively low inflation, high productivity, a strong dollar, and the flight of investors to the safety of U.S. Treasuries, benefited the U.S. bond market. During the year under review, the J.P. Morgan U.S. Government Bond Index returned 6.69%, and the J.P. Morgan U.S. Government Bond/Latin Eurobond Index returned 4.15%.(2)

Within this environment, Templeton Americas Government Securities Fund posted a -2.54% cumulative total return for the one-year period ended March 31, 1999, as shown in the Performance Summary on page 6. We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 6, the Fund delivered a cumulative total return of 47.39% since inception on June 27, 1994.


(1.) Source: J.P. Morgan. The LEI covers Eurobonds of over US$100 million from Latin America and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: J.P. Morgan. The J.P. Morgan U.S. Government Bond Index is a total return index that tracks the U.S. Treasuries market. Each issue is weighted according to its traded market capitalization in U.S. dollar terms. All issues included in the index have remaining maturities of one year or more. The J.P. Morgan U.S. Government Bond/Latin Eurobond Index is a proprietary index developed by the Franklin Templeton organization that combines 60% of the J.P. Morgan U.S. Government Bond Index and 40% of the J.P. Morgan Latin Eurobond Index (LEI). One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


2

PAGE


PORTFOLIO BREAKDOWN
3/31/99


                                                % OF TOTAL
                                                NET ASSETS
-------------------------------------------------------------------
Government Bonds
(U.S. and Foreign)                                94.5%
Corporate Bonds
(U.S. and Foreign)                                 4.7%
Short-Term Investments
& Other Net Assets                                 0.8%


At the end of the reporting period, the U.S. represented our largest exposure at 38.2% of total net assets. Debt securities of Mexico, Argentina, Brazil, and Venezuela represented our four largest emerging market allocations. Together, they comprised 50.4% of the Fund's total net assets. During the year, we shifted the Fund's allocations and focused on emerging markets that we believed would experience the least volatility, while still seeking high current income. We emphasized bonds issued by Mexico and Argentina because both countries adopted measures addressing low prices for commodities, their main sources of export revenue.

Looking forward, we intend to maintain our focus on bonds from those countries we believe are progressing on structural reform, including both fiscal and monetary measures. In our opinion, such securities have potential to rise in value if the countries' economic performance and creditworthiness improve. Although volatility could continue to affect nations with weak currencies, we are optimistic that many of those countries may be able to service their debt obligations through responsible economic policy-making and financial reform. We believe the direction of global commodity prices, an important issue for Latin American economies, will be largely influenced by any recovery in Asian industrial production. By the end of the reporting period, emerging Asian economies had begun to recover and their focus was on structural reform programs designed to secure their recovery over the long term. Meanwhile, we will continue to follow a defensive credit and currency posture until we believe credit risk sensitivity and its resultant volatility stabilize.


                                                                               3

PAGE


Of course, investments in foreign securities concentrated in a single region involve special risks, such as market and currency volatility, and adverse economic, social and political developments in the countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with political instability, higher rates of inflation, controls on foreign investment, and the relatively small size and lesser liquidity of these markets. The Fund may also invest in lower-rated or unrated debt securities that have high credit risk and may be predominately speculative. These risks and other considerations are discussed in the Fund's prospectus.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may give you a better understanding of our investment and management philosophy.

We thank you for your continued investment in the Fund, and would like to reaffirm our dedication and commitment to searching the Western Hemisphere for the best possible securities for the Fund's portfolio.

Sincerely,

The Portfolio Management Team
Templeton Americas Government Securities Fund


4

PAGE


PERFORMANCE SUMMARY AS OF 3/31/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION  (4/1/98-3/31/99)

CLASS A                                    CHANGE             3/31/99    3/31/98
--------------------------------------------------------------------------------
Net Asset Value                            -$1.08              $9.60      $10.68

                                        DISTRIBUTIONS
                                        ----------------------------------------
Dividend Income                            $0.7370
Long-Term Capital Gain                     $0.0150
Short-Term Capital Gain                    $0.0400
         Total                             $0.7920

Templeton Americas Government Securities Fund paid distributions derived from long-term capital gains of 1.5 cents ($0.0150) per share in May, 1998. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).


--------------------------------------------------------------------------------
Subject to the maximum 4.25% initial sales charge. The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees and, in the case of the Fund Administrator, to make certain payments to reduce expenses, which increases total return to shareholders. If they had not taken this action, the Fund's total returns would have been lower. After July 31, 1999, the fee waiver and expense reimbursement may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------




Past performance is not predictive of future results.


                                                                               5

PAGE


PERFORMANCE

                                                                       INCEPTION
                                               1-YEAR      3-YEAR      (6/27/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                      -2.54%      29.35%       47.39%

Average Annual Total Return(2)                  -6.65%       7.40%        7.52%

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge.


--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund may also invest in lower-rated or unrated debt securities that have high credit risk and may be predominately speculative. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


              Past performance is not predictive of future results.


6

PAGE


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indices differ from the Fund in composition, do not pay management fees or expenses and include reinvested interest. One cannot invest directly in an index.

We are replacing the J.P. Morgan U.S. Government Bond/Latin Eurobond Index with the J.P. Morgan Latin Eurobond Index as one of the Fund's benchmarks because we believe that it no longer provides an appropriate comparison for the Fund's performance based on the composition of the Fund's portfolio. The J.P. Morgan U.S. Government Bond/Latin Eurobond Index may be dropped from next year's report.


[TOTAL RETURN INDEX COMPARISON LINE GRAPHIC]

$10,000 Investment (6/27/94 - 3/31/99)

                                                                 Date
Templeton Americas Government Securities Fund                    3/99        $14,118
60% J.P. Morgan U.S. Gov't Bond/40% Latin Eurobond Index*        3/99        $15,344
J.P. Morgan Latin Eurobond Index**                               3/99        $15,896
J.P. Morgan U.S. Gov't Bond Index***                             3/99        $14,403


[THE FOLLOWING LINE GRAPH COMPARES THE PERFORMANCE OF TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND TO THAT OF THE J.P. MORGAN U.S. GOVERNMENT BOND/LATIN EUROBOND INDEX, THE J.P. MORGAN LATIN EUROBOND INDEX, AND THE J.P. MORGAN U.S. GOVERNMENT BOND INDEX, BASED ON A $10,000 INVESTMENT FROM 6/27/94 TO 3/31/99.]




                    Templeton       60% JPM US Gov't   JP Morgan    JP Morgan
                     Americas        Bond/40% Latin   U.S. Gov't      Latin
                    Government       Eurobond Index   Bond Index  Eurobond Index
                 Securities Fund
                -----------------------------------------------------------------

        6/27/94       $9,579            $10,000         $10,000      $10,000
         Jun-94       $9,579             $9,993         $9,934       $10,046
         Jul-94       $9,607            $10,131         $10,096      $10,146
         Aug-94       $9,636            $10,254         $10,109      $10,434
         Sep-94       $9,655            $10,146         $9,989       $10,346
         Oct-94       $9,665            $10,104         $9,983       $10,247
         Nov-94       $9,670            $10,074         $9,953       $10,218
         Dec-94       $9,553             $9,797         $10,010       $9,427
         Jan-95       $9,476             $9,587         $10,184       $8,676
         Feb-95       $9,451             $9,621         $10,399       $8,480
         Mar-95       $9,451             $9,629         $10,468       $8,413
         Apr-95       $9,678            $10,241         $10,596       $9,598
         May-95       $9,955            $10,684         $10,989      $10,099
         Jun-95       $9,956            $10,795         $11,077      $10,239
         Jul-95      $10,015            $11,053         $11,047      $10,893
         Aug-95      $10,186            $11,182         $11,165      $11,035
         Sep-95      $10,347            $11,294         $11,264      $11,165
         Oct-95      $10,407            $11,336         $11,423      $11,032
         Nov-95      $10,632            $11,581         $11,592      $11,383
         Dec-95      $10,907            $11,841         $11,746      $11,793
         Jan-96      $11,307            $12,068         $11,827      $12,237
         Feb-96      $10,904            $11,859         $11,611      $12,043
         Mar-96      $10,914            $11,869         $11,523      $12,204
         Apr-96      $11,107            $11,943         $11,460      $12,495
         May-96      $11,149            $11,953         $11,445      $12,545
         Jun-96      $11,358            $12,091         $11,577      $12,691
         Jul-96      $11,391            $12,113         $11,606      $12,701
         Aug-96      $11,568            $12,231         $11,594      $13,026
         Sep-96      $11,980            $12,452         $11,767      $13,323
         Oct-96      $12,093            $12,620         $12,005      $13,372
         Nov-96      $12,476            $12,946         $12,201      $13,907
         Dec-96      $12,556            $12,947         $12,091      $14,097
         Jan-97      $12,756            $13,061         $12,113      $14,371
         Feb-97      $12,826            $13,150         $12,128      $14,590
         Mar-97      $12,671            $12,983         $12,008      $14,342
         Apr-97      $12,923            $13,225         $12,180      $14,704
         May-97      $13,200            $13,413         $12,288      $15,030
         Jun-97      $13,376            $13,595         $12,427      $15,283
         Jul-97      $13,794            $14,022         $12,793      $15,811
         Aug-97      $13,705            $13,879         $12,658      $15,656
         Sep-97      $13,884            $14,121         $12,854      $15,976
         Oct-97      $13,250            $13,758         $13,087      $14,517
         Nov-97      $13,575            $14,094         $13,154      $15,288
         Dec-97      $13,828            $14,320         $13,301      $15,648
         Jan-98      $14,163            $14,575         $13,507      $15,980
         Feb-98      $14,365            $14,664         $13,462      $16,303
         Mar-98      $14,486            $14,733         $13,500      $16,427
         Apr-98      $14,459            $14,758         $13,560      $16,389
         May-98      $14,254            $14,740         $13,704      $16,074
         Jun-98      $14,116            $14,775         $13,867      $15,883
         Jul-98      $14,184            $14,882         $13,891      $16,129
         Aug-98      $12,089            $13,634         $14,279      $12,074
         Sep-98      $12,974            $14,472         $14,683      $13,414
         Oct-98      $13,567            $14,868         $14,630      $14,404
         Nov-98      $14,022            $15,311         $14,632      $15,475
         Dec-98      $13,822            $15,234         $14,664      $15,230
         Jan-99      $13,723            $15,073         $14,744      $14,703
         Feb-99      $13,635            $14,925         $14,348      $14,934
         Mar-99      $14,118            $15,344         $14,403      $15,896

AVERAGE ANNUAL TOTAL RETURN 3/31/99

1-Year                        -6.65%
3-Year                         7.40%
Since Inception (6/27/94)      7.52%


* The J.P. Morgan U.S. Government Bond/Latin Eurobond Index is a proprietary index developed by the Franklin Templeton organization that combines 60% of the J.P. Morgan U.S. Government Bond Index and 40% of the J.P. Morgan Latin Eurobond Index (LEI).

** The LEI covers Eurobonds of over U.S. $100 million from Latin America.

*** The J.P. Morgan U.S. Government Bond Index is a total return index that tracks the U.S. Treasuries market. Each issue is weighted according to its traded market capitalization in U.S. dollar terms. All issues included in the index have remaining maturities of one year or more.

Indices are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.


                                                                               7

PAGE

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Financial Highlights

                                                                                   YEAR ENDED MARCH 31,
                                                                -----------------------------------------------------------
                                                                 1999         1998         1997         1996         1995+
                                                                 ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year........................       $10.68       $10.64       $10.20        $9.59       $10.00
                                                                -----------------------------------------------------------
Income from investment operations:
 Net investment income....................................          .74          .73          .74          .75          .30
 Net realized and unrealized gains (losses)...............        (1.03)         .68          .85          .71         (.43)
                                                                -----------------------------------------------------------
Total from investment operations..........................         (.29)        1.41         1.59         1.46         (.13)
                                                                -----------------------------------------------------------
Less distributions from:
 Net investment income....................................         (.74)        (.72)        (.77)        (.69)        (.28)
 Net realized gains.......................................         (.05)        (.65)        (.38)        (.16)          --
                                                                -----------------------------------------------------------
Total distributions.......................................         (.79)       (1.37)       (1.15)        (.85)        (.28)
                                                                -----------------------------------------------------------
Net asset value, end of year..............................        $9.60       $10.68       $10.64       $10.20        $9.59
                                                                ===========================================================
Total Return*.............................................      (2.54)%       14.21%       16.23%       15.49%      (1.33)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)...........................      $22,269      $14,973       $5,627       $3,540       $2,826
Ratios to average net assets:
 Expenses.................................................        1.25%        1.25%        1.25%        1.25%        1.25%**
 Expenses, excluding waiver and payments by affiliate.....        1.59%        1.89%        2.79%        4.98%        6.49%**
 Net investment income....................................        7.70%        7.11%        7.16%        7.47%        5.07%**
Portfolio turnover rate...................................       56.32%       70.79%      275.02%      163.57%           --

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period June 27, 1994 (commencement of operations) to March 31, 1995.
                       See Notes to Financial Statements.
 8

PAGE

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999

                                                                PRINCIPAL
                                                                 AMOUNT*              VALUE
----------------------------------------------------------------------------------------------
LONG TERM SECURITIES 99.2%
ARGENTINA 12.1%
Bridas Corp., 12.50%, 11/15/99..............................    $   50,000         $    51,375
Republic of Argentina:
  9.25%, 2/23/01............................................       555,000             556,804
  8.75%, 5/09/02............................................     1,625,000           1,491,344
  11.00%, 10/09/06..........................................       225,000             214,172
  Reg S, 11.75%, 2/12/07....................................        80,000ARS           73,704
  11.375%, 1/30/17..........................................       200,000             188,750
  9.75%, 9/19/27............................................       150,000             124,875
                                                                                   -----------
                                                                                     2,701,024
                                                                                   -----------
BRAZIL 9.8%
Companhia Paranaense De Energia-Copel, Reg S, 9.75%,
  5/02/05...................................................       450,000             370,037
Government of Brazil:
  8.875%, 11/05/01..........................................       250,000             248,750
  9.375%, 4/07/08...........................................       800,000             609,000
  Series L, FRN, 6.188%, 4/15/12............................       310,000             180,770
  8.00%, 4/15/14............................................       529,928             341,729
  10.125%, 5/15/27..........................................       600,000             438,000
                                                                                   -----------
                                                                                     2,188,286
                                                                                   -----------
ECUADOR 3.6%
Republic of Ecuador:
  Reg S, 11.25%, 4/25/02....................................       955,000             617,169
  FRN, 6.625%, 2/28/25......................................       400,000             190,000
                                                                                   -----------
                                                                                       807,169
                                                                                   -----------
JAMAICA 5.1%
Government of Jamaica, Reg S, 9.625%, 7/02/02...............     1,225,000           1,120,875
                                                                                   -----------
MEXICO 20.9%
Bepensa SA, 144A, 9.75%, 9/30/04............................       230,000             205,850
Cemex SA, 144A, 10.75%, 7/15/00.............................        65,000              67,437
Petroleos Mexicanos, 144A, 9.375%, 12/02/08.................       250,000             256,250
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02.....        80,000              65,200
United Mexican States:
  9.75%, 2/06/01............................................       400,000             414,200
  8.625%, 3/12/08...........................................     1,140,000           1,075,875
  11.375%, 9/15/16..........................................     1,560,000           1,687,686
  A, 6.25%, 12/31/19........................................       490,000             383,425
  11.50%, 5/15/26...........................................       450,000             501,750
                                                                                   -----------
                                                                                     4,657,673
                                                                                   -----------
PANAMA .2%
Republic of Panama, FRN, 6.191%, 5/14/02....................        43,077              41,785
                                                                                   -----------
PERU 1.6%
Republic of Peru, FRN, 4.50%, 3/07/17.......................       550,000             350,971
                                                                                   -----------

                                                                               9

PAGE


TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                PRINCIPAL
                                                                 AMOUNT*              VALUE
----------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
TRINIDAD AND TOBAGO .1%
Sei Holdings IX Inc., 144A, 11.00%, 11/30/00................    $   30,000         $    28,800
                                                                                   -----------
UNITED STATES 38.2%
U.S. Treasury Bond, 5.25%, 11/15/28.........................     2,100,000           1,959,562
U.S. Treasury Notes:
  5.50%, 3/31/00............................................       400,000             402,375
  5.375%, 6/30/00...........................................     1,300,000           1,306,907
  5.375%, 7/31/00...........................................     3,000,000           3,015,939
  6.125%, 7/31/00...........................................       260,000             263,900
  6.25%, 4/30/01............................................       325,000             332,719
  8.00%, 5/15/01............................................       225,000             238,289
  6.375%, 8/15/02...........................................       210,000             217,678
  6.125%, 8/15/07...........................................       723,000             756,213
                                                                                   -----------
                                                                                     8,493,582
                                                                                   -----------
VENEZUELA 7.6%
Republic of Venezuela:
  Reg S, 9.125%, 6/18/07....................................       400,000             306,000
  FRN, 5.938%, 12/18/07.....................................       214,285             149,866
  9.25%, 9/15/27............................................     2,025,000           1,243,476
                                                                                   -----------
                                                                                     1,699,342
                                                                                   -----------
TOTAL LONG TERM SECURITIES (COST $23,818,311)...............                        22,089,507
                                                                                   -----------
SHORT TERM INVESTMENT (COST $113,000) .5%
Den Danske Bank, 5.00%, 4/01/99, Time Deposit...............       113,000             113,000
                                                                                   -----------
TOTAL INVESTMENTS (COST $23,931,311) 99.7%..................                        22,202,507
OTHER ASSETS, LESS LIABILITIES .3%..........................                            66,421
                                                                                   -----------
TOTAL NET ASSETS 100.0%.....................................                       $22,268,928
                                                                                   ===========

CURRENCY ABBREVIATION:

ARS  -- Argentine Peso

*Securities denominated in U.S. dollars unless otherwise indicated.
                       See Notes to Financial Statements.
 10

PAGE

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999

Assets:
 Investments in securities, at value (cost $23,931,311).....    $22,202,507
 Cash.......................................................            143
 Receivables:
  Fund shares sold..........................................          7,080
  Dividends and interest....................................        451,954
 Other assets...............................................          4,170
                                                                -----------
      Total assets..........................................     22,665,854
                                                                -----------
Liabilities:
 Payables:
  Fund shares redeemed......................................        326,494
  To affiliates.............................................         35,013
 Accrued expenses...........................................         35,419
                                                                -----------
      Total liabilities.....................................        396,926
                                                                -----------
Net assets, at value........................................    $22,268,928
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $    29,645
 Net unrealized depreciation................................     (1,728,804)
 Accumulated net realized loss..............................       (120,316)
 Beneficial shares..........................................     24,088,403
                                                                -----------
Net assets, at value........................................    $22,268,928
                                                                ===========
Net asset value per share ($22,268,928 / 2,319,770 shares
  outstanding)..............................................          $9.60
                                                                ===========
Maximum offering price per share ($9.60 / 95.75%)...........         $10.03
                                                                ===========

                       See Notes to Financial Statements.
                                                                              11

PAGE

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1999

Interest Income.............................................                   $ 1,967,448
                                                                               -----------
Expenses:
 Management fees (Note 3)...................................    $131,960
 Administrative fees (Note 3)...............................      32,989
 Distribution fees (Note 3).................................      77,033
 Transfer agent fees (Note 3)...............................      33,100
 Custodian fees.............................................       3,400
 Reports to shareholders....................................      18,500
 Registration and filing fees...............................      18,500
 Professional fees..........................................      15,300
 Trustees' fees and expenses................................       2,900
 Amortization of organization costs.........................      13,505
 Other......................................................       2,648
                                                                --------
      Total expenses........................................                       349,835
      Expenses waived/paid by affiliate (Note 3)............                       (74,935)
                                                                               -----------
          Net expenses......................................                       274,900
                                                                               -----------
            Net investment income...........................                     1,692,548
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     (44,071)
  Foreign currency transactions.............................          29
                                                                --------
      Net realized loss.....................................                       (44,042)
      Net unrealized depreciation on investments............                    (2,007,155)
                                                                               -----------
Net realized and unrealized loss............................                    (2,051,197)
                                                                               -----------
Net decrease in net assets resulting from operations........                   $  (358,649)
                                                                               ===========

                       See Notes to Financial Statements.
 12

PAGE

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998

                                                                   1999              1998
                                                                -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 1,692,548       $   615,055
  Net realized gain (loss) from investments and foreign
    currency transactions...................................        (44,042)          265,405
  Net unrealized appreciation (depreciation) on
   investments..............................................     (2,007,155)          270,720
                                                                -----------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................       (358,649)        1,151,180
 Distributions to shareholders from:
  Net investment income.....................................     (1,681,932)         (596,026)
  Net realized gains........................................       (119,661)         (438,559)
 Fund share transactions (Note 2)...........................      9,456,029         9,229,467
                                                                -----------------------------
    Net increase in net assets..............................      7,295,787         9,346,062
Net assets:
 Beginning of year..........................................     14,973,141         5,627,079
                                                                -----------------------------
 End of year................................................    $22,268,928       $14,973,141
                                                                =============================
Undistributed net investment income included in net assets:
 End of year................................................    $    29,645       $    19,029
                                                                =============================

                       See Notes to Financial Statements.
                                                                              13

PAGE

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Americas Government Securities Fund (the Fund) is a separate, non-diversified series of Templeton Global Investment Trust (the Trust), which is an open-end management company registered under the Investment Company Act of 1940. The Fund seeks a high level of current income, with total return as a secondary goal by investing, under normal market conditions, at least 65% of its total net assets in debt securities issued or guaranteed by Government Entities of Western Hemisphere countries (located in North, South, or Central America and the surrounding waters). The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 14

PAGE


TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

At March 31, 1999, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                YEAR ENDED MARCH 31,
                                                              ---------------------------------------------------------
                                                                        1999                             1998
                                                              ---------------------------------------------------------
                                                               SHARES        AMOUNT             SHARES        AMOUNT
                                                              ---------------------------------------------------------
Shares sold.................................................  1,734,521    $17,294,112         1,111,163    $11,762,737
Shares issued on reinvestment of distributions..............    149,473      1,452,139            91,732        958,993
Shares redeemed.............................................   (966,650)    (9,290,222)         (329,474)    (3,492,263)
                                                              ---------------------------------------------------------
Net increase................................................    917,344    $ 9,456,029           873,421    $ 9,229,467
                                                              =========================================================

Templeton Global Investors, Inc., an affiliate of the Fund, is the record owner of 300,333 shares as of March 31, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

                                                                              15

PAGE


TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays an investment management fee to TICI of 0.60% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                       AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TICI and FT Services agreed in advance to reduce fees to the extent necessary to limit total expenses to an annual rate of 1.25% of the Fund's average daily net assets through July 31, 1999, as reflected in the Statement of Operations.

The Fund reimburses Distributors up to 0.35% per year of its average daily net assets for costs incurred in marketing the Fund's shares. Under the distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At March 31, 1999, unreimbursed costs were $78,761. Distributors received net commissions from sales of Fund shares for the period of $7,152.

4. INCOME TAXES

At March 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $24,066,931 was as follows:

Unrealized appreciation.....................................  $   251,403
Unrealized depreciation.....................................   (2,115,827)
                                                              -----------
Net unrealized depreciation.................................  $(1,864,424)
                                                              ===========

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1999 aggregated $23,851,213 and $10,687,790, respectively.

6. SUBSEQUENT EVENT

The Fund's Board of Directors approved a proposal to merge the Fund into Templeton Global Bond Fund, subject to shareholder approval. It is anticipated that in late 1999, shareholders will receive a proxy and proxy statement requesting their vote on the proposal.
 16

PAGE


TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
INDEPENDENT AUDITOR'S REPORT
To the Board of Trustees and Shareholders
Templeton Americas Government Securities Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Americas Securities Government Fund as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Americas Government Securities Fund as of March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           McGladrey & Pullen, LLP

New York, New York
April 30, 1999

                                                                              17

PAGE

TEMPLETON AMERICAS GOVERNMENT SECURITIES FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Templeton Americas Government Securities Fund hereby designates $4,836 as a capital gain dividend for the fiscal year ended March 31, 1999.

 18

PAGE

                       This page intentionally left blank

PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund(1)
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund(1)
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund

Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government
 Securities Fund
Franklin Federal Money Fund(2)
Franklin Money Fund(2)

TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund(2)

STATE-SPECIFIC
TAX-FREE INCOME
Alabama
Arizona(3)
California(3)
Colorado
Connecticut
Florida(3)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(4)
Michigan(4)
Minnesota(4)
Missouri
New Jersey
New York(3)
North Carolina
Ohio(4)
Oregon
Pennsylvania
Tennessee(5)
Texas
Virginia

VARIABLE ANNUITIES(6)
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

(1.) These funds are now closed to new accounts, with the exception of retirement plan accounts.

(2.) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(3.) Two or more fund options available: long-term portfolio; portfolio of insured securities; high yield portfolio (CA); intermediate-term and money market portfolios (CA and NY).

(4.) Portfolio of insured municipal securities.

(5.) The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

(6.) Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           04/99

PAGE
                                                                   -------------
                                                                     Bulk Rate
                                                                   U.S. Postage
                                                                       PAID
                                                                   Permit No. 75
                                                                     Bell, CA
                                                                   -------------


[FRANKLIN TEMPLETON(R) LOGO]

Templeton Americas Government Securities Fund
777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777




Annual Report

Auditors
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Principal Underwriter
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

Shareholder Services
1-800/632-2301

Fund Information
1-800/342-5236

This report must be preceded or accompanied by the current Templeton Americas Government Securities Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the investment manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


416 A99 05/99                                   [Printed on recycled paper LOGO]